SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) May 1, 2003


                               Metris Master Trust
                            Metris Receivables, Inc.
                     (Originator of the Metris Master Trust)

             (Exact name of registrant as specified in its charter)



     Delaware                       333-76047                  41-1810301
(State or Other            (Commission File Number)           (IRS Employer
Jurisdidction of Incorporation)                           Identification Number)


10900 Wayzata Boulevard, Room 723, Minnetonka, Minnesota               55305
        (Address of Principal Executive Office)                      (Zip Code)


Registrant's telephone number, including area code (952) 417-5645


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)





INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.   Not Applicable.

Item 2.   Not Applicable.

Item 3.   Not Applicable.

Item 4.   Not Applicable.

Item 5.   On May 1, 2003,  Metris  Receivables,  Inc.,  pursuant to
          Section 4.20 of the Second Amended and Restated Pooling and Servicing Agreement dated as of January 22, 2002 among Metris Receivables, Inc., as Transferor, Direct Merchants Credit Card Bank, National
          Association,  as Servicer,  and U.S.  Bank  National  Association,  as
          Trustee  (as  amended  the  "Pooling  and  Servicing  Agreement"),  as supplemented by the Amended and Restated Series 2000-2 Supplement, dated as of May 1, 2003 (together with the Pooling and Servicing Agreement, the "Agreement"), Metris Receivables, Inc. as the Transferor deposited (x) in the Principal Funding Account, an amount such that the amount on deposit in the Principal Funding Account following such deposit is equal to the sum of (I) the Class A Outstanding Principal Amount, (II) the Class B Outstanding Principal Amount and (III) the Excess Collateral Outstanding Principal Amount (determined on a net basis, after taking into account any Excess Collateral Daily Principal payable to the Transferor on the Defeasance Date pursuant to subsection 4.12(d) of the Agreement), and (y) in the Accumulation Period Reserve Account, an amount such that the amount on deposit in the Accumulation Period Reserve Account following such deposit is sufficient to pay and discharge (without relying on income or gain from reinvestment of such amount) all remaining scheduled interest payments on all outstanding Series 2000-2 Securities on the dates scheduled for such payments in the Agreement.

          As of May 1, 2003, the Series 2000-2 Securities are no longer entitled to the security interest of the Trustee in the Receivables and, except to the extent provided in Article IV of the Agreement, the other Trust Property, and the Investor Percentages applicable to the allocation to the Series 2000-2 Securityholders of Principal Collections, Finance Charge Collections and Receivables in Defaulted Accounts will be reduced to zero.

          Capitalized terms used herein have the meanings assigned to them in the Agreement.

Item 6.   Not Applicable.

Item 7.   Exhibits.

The following are filed as Exhibits to this Report under Exhibit 4.1.

          Exhibit 4.1 Amended and Restated Series 2000-2 Supplement dated as of May 1, 2003.

Item 8.   Not Applicable.

Item 9.   Not Applicable.





                                    SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    METRIS RECEIVABLES, INC.
                                    as Transferor, on behalf of the
                                    Metris Master Trust


                                    By: /s/ SCOTT R. FJELLMAN
                                        ---------------------
                                       Name: Scott R. Fjellman
                                       Title:Senior Vice President and Treasurer

May 13, 2003








                                  EXHIBIT INDEX


Exhibit      Description


Exhibit 4.1  Amended and Restated Series 2000-2 Supplement dated as of
             May 1, 2003